                                                                   Exhibit 10.21

[LOGO] UNITED STATES POSTAL SERVICE   Amendment to Transportation
                                      Services Contract

----------------------------------------------------------------------------------------------------------------------
Part I - Amendment pursuant to
----------------------------------------------------------------------------------------------------------------------
1a. Contract No.   1b. Amendment No.     1c. Effective Date   1d. Begin Contract Term   1e. End Contract Term

    SNET-01-SER        01 (Page 1 of 4)      08/27/2001           08/27/2001                08/26/2006
----------------------------------------------------------------------------------------------------------------------
1f. For Mail service    City & State                                             City & State
    in or between       Southeast Area Air Stops                              ATL, MIA, TYS, MCO
----------------------------------------------------------------------------------------------------------------------
Part II -- Contractor
----------------------------------------------------------------------------------------------------------------------
2a. Name and address of contractor (street, city, state, and zip__)  2b. Social Security Number or Taxpayer ID No.
Evergreen Aviation Ground Logistics Enterprises Inc. (EAGLE)
EVERGREEN EAGLE                                                                        93-0876736
                                                                     ------------------------------------------------
3850 Three Mile Lane                                                 2c. Telephone (Area code and number)

McMinnville, OR 97128-9496                                                             503 472-9361
----------------------------------------------------------------------------------------------------------------------
Part III -- Description of amendment

Add to Section G Special Clauses:
G.12. Ninety-day Baselines

a.   The Postal Service and the supplier agree that during the first ninety days after the start of contract operations or subsequent time as mutually agreed, they will jointly analyze the operations to determine baselines for work hours, equipment, and productivity (work hours per mail volume).

b.   If the ninety-day baselines indicate a higher productivity, or a lower usage of work hours or equipment than those upon which the supplier based its proposal, then:

     i.   the initial contract award price will not be reduced; however,

     ii.  the 90-day baselines will serve as benchmarks for determining the amount of future price increases to which the supplier is entitled, as set forth in paragraph c.

c.   In the event that the Postal Service increases mail volumes in excess of the baselines set forth in paragraph a.
     of clause G.13 of the contract, or makes a change to the contract which increases the supplier's costs, the supplier will be entitled to a price adjustment only for the costs that are in excess of the work hours or equipment costs upon which it based its proposal ("the proposal figures") or established baselines, whichever is the higher base. The supplier will not be entitled to a price increase attributable to the increase in work hours or equipment costs from the ninety-day baselines, up to the proposal figures.

If the ninety-day baselines indicate a lower productivity, or a higher usage of work hours or equipment than those upon which the supplier based its proposal, then no upward price adjustment will be made that would have the effect of correcting an error in the original proposal. The baselines established in G.12.a. will only be used to reflect changed conditions occurring after they are established.

Except as provided herein, all terms and conditions of the contract described in Part I remain unchanged and in full force and effect. The parties hereunder have caused this amendment to be executed, effective the date set forth in
Part III.

----------------------------------------------------------------------------------------------------------------------
Contractor                                                   U.S. Postal Service
----------------------------------------------------------------------------------------------------------------------
Signature of person authorized to sign and date              Signature of contracting officer and date


/s/ Brian Bauer                                 10/4/01      /s/ Cheryl R. Brazil                             10/12/01
-------------------------------------------------------      ---------------------------------------------------------
Signature                                        Date        Signature                                          Date

BRIAN BAUER                                   PRESIDENT      Cheryl R. Brazil                    Purchasing Spec./C.o.
Name and title of person authorized to sign                  Name and title of contracting officer

----------------------------------------------------------------------------------------------------------------------

PS FORM 7406, June 1990

[LOGO] UNITED STATES POSTAL SERVICE   Amendment to Transportation
                                      Services Contract

----------------------------------------------------------------------------------------------------------------------
Part I - Amendment pursuant to
----------------------------------------------------------------------------------------------------------------------
1a. Contract No.   1b. Amendment No.     1c. Effective Date   1d. Begin Contract Term   1e. End Contract Term

    SNET-01-SER        01(Page 2 of 4)       08/27/2001           08/27/2001                08/26/2006
----------------------------------------------------------------------------------------------------------------------
1f. For Mail service    City & State                                             City & State
    in or between       Southeast Area Air stops                              ATL, MIA, TYS, MCO
----------------------------------------------------------------------------------------------------------------------
Part II -- Contractor
----------------------------------------------------------------------------------------------------------------------
2a. Name and address of contractor (street, city, state, and zip__)  2b. Social Security Number or Taxpayer ID No.
Evergreen Aviation Ground Logistics Enterprises Inc. (EAGLE)
EVERGREEN EAGLE                                                                        93-0876736
                                                                     -------------------------------------------------
3850 Three Mile Lane                                                 2c. Telephone (Area code and number)

McMinnville, OR 97128-9496                                                             503 472-9361
----------------------------------------------------------------------------------------------------------------------
Part III -- Description of amendment

G.13. Price Increases Due to Increases in Mail Volumes

a.   The supplier will be entitled to a price adjustment for increases in the volume of mail handled under the contract only to the extent that the volume for a scheduled period (not to exceed six times per year) is more than 120 percent of the respective average daily volume in pounds listed for the respective site in Attachment
     A, or requires more than 110 percent times the number of containers listed for the respective site in Attachments
     D and E to the Request for Proposals.

b.   To the extent that mail volumes exceed the baselines set forth in paragraph a. of this clause, and the supplier's costs have increased, paragraph c. of Clause G.12, above, will apply to the determination of any price increase.
     Additionally, in requesting such increase, the supplier agrees that it will base its request upon the same or higher level of productivity (work hours per mail volume) as the ninety-day productivity baseline. See Clause
     G.12.a.

G.14. Procedure for Contract Renewal

     This contract shall commence on August 27, 2001 and shall expire after the handling of the last tender of shipments on August 26, 2006. In accordance with clause B.5, the contract term may be renewed for three consecutive one-year periods. Not later than ten months prior to the then-current expiration date, the parties shall commence discussions with a view to renewing the contract. The parties shall agree not later than six months prior to the expiration of the then-current expiration date whether to renew the contract.

G.15. Ceiling on Termination for Convenience Costs

a.   In the event that the Postal Service terminates this contract for convenience prior to its expiration date, as that date may be extended, the supplier's total termination costs shall be determined in accordance with the
     Termination for Convenience clause of this contract. However, the supplier agrees that the total maximum termination costs to which it is entitled shall be limited to an amount no greater than the total of the contract price of completed services, plus:

Except as provided herein, all terms and conditions of the contract described in Part I remain unchanged and in full force and effect. The parties hereunder have caused this amendment to be executed, effective the date set forth in
Part III.

----------------------------------------------------------------------------------------------------------------------
Contractor                                                   U.S. Postal Service
----------------------------------------------------------------------------------------------------------------------
Signature of person authorized to sign and date              Signature of contracting officer and date


/s/ Brian Bauer                                 10/4/01      /s/ Cheryl R. Brazil                             10/12/01
-------------------------------------------------------      ---------------------------------------------------------
Signature                                        Date        Signature                                          Date

BRIAN BAUER                                   PRESIDENT      Cheryl R. Brazil                    Purchasing Spec./C.O.
Name and title of person authorized to sign                  Name and title of contracting officer
----------------------------------------------------------------------------------------------------------------------

PS FORM 7406, June 1990

[LOGO] UNITED STATES POSTAL SERVICE   Amendment to Transportation
                                      Services Contract

----------------------------------------------------------------------------------------------------------------------
Part I - Amendment pursuant to
----------------------------------------------------------------------------------------------------------------------
1a. Contract No.    1b. Amendment No.     1c. Effective Date     1d. Begin Contract Term     1e. End Contract Term

    SNET-01-SER         01(Page 3 of 4)       08/27/2001             08/27/2001                  08/26/2006
----------------------------------------------------------------------------------------------------------------------
1f. For Mail service       City & State                                                    City & State
    in or between            Southeast Area Air stops                                   ATL, MIA, TYS, MCO
----------------------------------------------------------------------------------------------------------------------
Part II -- Contractor
----------------------------------------------------------------------------------------------------------------------
2a. Name and address of contractor (street, city, state and zip__)   2b. Social Security Number or Taxpayer ID No.
Evergreen Aviation Ground Logistics Enterprises Inc. (EAGLE)
EVERGREEN EAGLE                                                                         93-0876736
                                                                     -------------------------------------------------
3850 Three Mile Lane                                                   2c. Telephone (Area code and number)

McMinnville, OR 97128-9496                                                             503 472-9361
----------------------------------------------------------------------------------------------------------------------
Part III -- Description of amendment

     i.   eighty percent of the supplier's total annual facilities and equipment costs, with mark-ups for G&A and profit, if the effective date of termination is from August 2001 through July 2002; or

     ii.  seventy percent of the supplier's total annual facilities and equipment costs, with mark-ups for G&A and profit, if the effective date of termination is from August 2002 through July 2003; or

     iii. sixty percent of the supplier's total annual facilities and equipment costs, with mark-ups for G&A and profit, if the effective date of termination is from August 2003 through July 2004; or

     iv.  thirty percent of the supplier's total annual facilities and equipment costs, with mark-ups for G&A and profit, if the effective date of termination is from August 2004 through July 2005; or

     v.   ten percent of the supplier' total annual facilities and equipment costs, with mark-ups for G&A and profit, if the effective date of termination is from August 2005 through July 2006.

b.   In the event that the Postal Service terminates for convenience an individual contract site, but does not terminate the entire contract, the supplier agrees that the total maximum termination costs to which it will be entitled will be no greater than the amount of the supplier's total annual facilities and equipment costs for the terminated site, in accordance with the same percentages and schedule as set forth in paragraph a. of this clause, plus the contract price of completed services.

If the Postal Service terminates a contract site or sites or in its entirety, the Postal Service and supplier will jointly determine the disposition of equipment. Any salvage value or other benefits the supplier derives from the disposition of equipment will offset any termination for convenience costs for which the Postal Service is liable.

Except as provided herein, all terms and conditions of the contract described in Part I remain unchanged and in full force and effect. The parties hereunder have caused this amendment to be executed, effective the date set forth in
Part III.

----------------------------------------------------------------------------------------------------------------------
Contractor                                                  U.S. Postal Service
----------------------------------------------------------------------------------------------------------------------
Signature of person authorized to sign and date             Signature of contracting officer and date


/s/ Brian Bauer                                   10/4/01   /s/ Cheryl R. Brazil                              10/12/01
---------------------------------------------------------   ----------------------------------------------------------
Signature                                           Date    Signature                                           Date

BRIAN BAUER                        PRESIDENT                Cheryl R. Brazil               Purchasing Spec./C.o.
Name and title of person authorized to sign                 Name and title of contracting officer
----------------------------------------------------------------------------------------------------------------------

PS FORM 7406, November 1994

[LOGO] UNITED STATES POSTAL SERVICE   Amendment to Transportation
                                      Services Contract

----------------------------------------------------------------------------------------------------------------------
Part I - Amendment pursuant to
----------------------------------------------------------------------------------------------------------------------
1a. Contract No.    1b. Amendment No.     1c. Effective Date     1d. Begin Contract Term     1e. End Contract Term

    SNET-01-SER         01(Page 4 of 4)       08/27/2001             08/27/2001                  08/26/2006
----------------------------------------------------------------------------------------------------------------------
1f. For Mail service       City & State                                                  City & State
    in or between          Southeast Area Air stops                                   ATL, MIA, TYS, MCO
----------------------------------------------------------------------------------------------------------------------
Part II -- Contractor
----------------------------------------------------------------------------------------------------------------------
2a. Name and address of contractor (street, city, state and zip___)    2b. Social Security Number or Taxpayer ID No.
Evergreen Aviation Ground Logistics Enterprises Inc. (EAGLE)
EVERGREEN EAGLE                                                                         93-0876736
                                                                     -------------------------------------------------
3850 Three Mile Lane                                                   2c. Telephone (Area code and number)

McMinnville, OR 97128-9496                                                             503 472-9361
----------------------------------------------------------------------------------------------------------------------
Part III -- Description of amendment
G.16 Additional Facilities and/or Equipment

     If the supplier is required to lease or purchase additional facilities and/or equipment to support expanded operations during the term of the contract, the following will apply:

     1) The supplier must provide notice to the Postal Service regarding the additional facility and/or equipment requirement.

     2) The cost including termination for convenience cost of the equipment and/or equipment will be negotiated between the Postal Service and the supplier at the time of the contract modification.

Change B.8.k. Scanning to read as follows:

The THS is responsible to perform the scanning of mail or equipment, once scanning equipment is procured by the USPS.
The THS should be aware that the THS may be required to scan mail being loaded into and unloaded from all containers.
The requirement may encompass the loading and unloading of air or surface containers or both, as well as empty equipment. The THS will also be responsible for printing Dispatch and Routing (D&R) labels to be affixed to Unit Load
Device (ULD) placards. The THS will follow instructions as provided in the attached Memorandum of Understanding,
Version 1.0, dated August 21, 2001, regarding the use of USPS Label Printing Equipment and the Surface-Air Management
System (S-AMS) software. The THS will be responsible for the security of all computer-related equipment and scanners that are associated with this label printing and scanning requirement. It is agreed that the cost of label printing and scanning (excluding equipment, associated supplies, and maintenance of equipment) is included in the awarded contract price.

Except as provided herein, all terms and conditions of the contract described in Part I remains unchanged and in full force and effect. The parties hereunder have caused this amendment to be executed, effective the date set forth in
Part III.

----------------------------------------------------------------------------------------------------------------------
Contractor                                                  U.S. Postal Service
----------------------------------------------------------------------------------------------------------------------
Signature of person authorized to sign and date             Signature of contracting officer and date


/s/ Brian Bauer                                   10/4/01   /s/ Cheryl R. Brazil                10/12/01
---------------------------------------------------------   ----------------------------------------------------------
Signature                                           Date    Signature                          Date

BRIAN BAUER                                     PRESIDENT   Cheryl R. Brazil                     Purchasing Spec./C.o.
---------------------------------------------------------   ----------------------------------------------------------
Name and title of person authorized to sign                 Name and title of contracting officer
----------------------------------------------------------------------------------------------------------------------

PS FORM 7406, November 1994